EXHIBIT 10.8

                                    AGREEMENT

         Agreement made May 4, 2006, between National Stock Transfer, Inc. a Utah corporation, with offices at 1512 S 1100 East, Suite B, Salt Lake City, Utah 84105 (hereinafter referred to as "NST") AND Edgetech International, Inc, a Nevada corporation, with offices at 950 N. Federal Hwy., Suite 302, Pompano Beach, FL 33062 (hereinafter referred to as "Issuer").

The parties hereto agree as follows:

                                     GENERAL

1.       Documents to be filed with appointment.

         In connection with the appointment of NST as Transfer Agent and Registrar of stock, there shall be filed with NST the following documents:

         (a) A certified copy of the articles of incorporation of the Issuer and all amendments thereto. (See paragraph 9)

         (b)      A certified copy of the by-laws of the Issuer. (See paragraph
                  9)

         (c) A certified copy of the order or consent of each governmental or regulatory authority, required by law to the issuance of the stock, and an opinion of counsel that the order or consent of no other governmental or regulatory authority is required. (See Paragraph 9)

         (d) A certified copy of a resolution of the Board of Directors of the Issuer appointing NST as Transfer Agent and Registrar. (See paragraph 9)

         (e) A certificate of the Secretary of the Issuer as to the authorized and outstanding stock, the address of the Issuer, the names and specimen signatures of the officers of the Issuer, the name and address of legal counsel for the Issuer and the names and addresses of the other Transfer Agents and Registrars of the Issuer, if any.

         (f) Specimens of all forms of outstanding and new stock certificates, in the forms approved by the Board of Directors of the Issuer, with a certificate of the Secretary of the Issuer as to such approval.

         (g) A signature card bearing the signatures of the officers of the Issuer who will sign stock certificates or sign written instructions or requests.

         (h) Opinion of counsel with respect to the validity of the stock and the status of the same under the Securities Act of 1933, and any other applicable Federal or State Act (i.e., if subject to registration, that it has been registered and that the registration statement has become effective or, if exempt, the specific grounds therefore.)

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2.       Limit of Authority

         Unless otherwise expressly limited by the resolution of appointment or be subsequent corporate action, the appointment of NST as Transfer Agent and Registrar will be construed to cover the full amount of authorized stock of the class for which NST is appointed as the same shall from time to time be constituted, and Any subsequent increases in such authorized amount.

         In case of such increase the Issuer shall file with NST:

         (a) A certified copy of the amendment to the articles of incorporation of the Issuer authorizing the increase of stock. (See paragraph 9)

         (b) A certified copy of the order or consent of each governmental or regulatory authority, required by law to the issuance of the increased stock, and an opinion of counsel that the order or consent of no other governmental or regulatory authority is required. (See paragraph 9)

         (c) If the appointment of NST was theretofore expressly limited, a certified copy of a resolution of the Board of Directors of the Issuer increasing the authority of NST. (See paragraph 9)

         (d) Opinion of counsel with respect to the validity of the increased stock and the status of the same under the Securities Act of 1933, and any other applicable Federal or State Act (i.e., if subject to registration, that it has been registered and that the registration statement has become effective or, if exempt, the specific grounds therefore.)

3.       Recapitalization or Readjustment

         In case of any recapitalization or readjustment, requiring a change in the form of the stock certificates, NST will issue or register certificates in the new form in exchange for, or in transfer of, outstanding certificates on the old form, upon receiving:

         (a)      Written instructions from an officer of the issuer.

         (b) A certified copy of the amendment to the articles of incorporation or other document effecting the change. (See paragraph 9)

         (c) A certified copy of the order or consent of each governmental or regulatory authority, required by law to the issuance of the stock in the new form, and an opinion of counsel that the order or consent of no other governmental or regulatory authority is required. (See paragraph 9)

         (d) Specimens of the new certificates in the form approved by the Board of Directors of the Issuer, with a certificate of the Secretary of the Issuer as to such approval

         (e) Opinion of counsel with respect to the validity of the stock in the new form and the status of the same under the Securities Act of 1933, and any other applicable Federal or State Act (i.e., if subject to registration, that it has been


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                  registered and that the registration statement has become
                  effective or, if exempt, the specific grounds therefore.)

4.       Stock Certificates

         The Issuer shall furnish NST with a sufficient supply of blank stock certificates and from time to time will renew such supply upon request of NST. Such blank stock certificates shall be properly signed by officers of the Issuer authorized by law or by the by-laws to sign stock certificates, and, if required, shall bear the corporate seal or facsimile thereof. ( LP : if initialed, NST and the Issuer have entered into an agreement whereby NST shall act as inventory controller and printer of the authorized stock certificates of the Issuer, in which case, this paragraph 4 shall be waived by both parties hereto.)

5.       Death, Resignation or Removal of Signing Officer.

         The Issuer shall file promptly with NST written notice of any change in the officers authorized to sign stock certificates, written instructions or requests, together with specimen signatures of each newly appointed authorized officer. In case any officer of the Issuer who shall have properly signed blank stock certificates shall die, resign or be removed prior to the issuance of such certificates, NST as Transfer Agent and Registrar may issue and register such stock certificates as the stock certificates of the Issuer notwithstanding such death, resignation or removal; and the Issuer shall file promptly with NST such approval, adoption or ratification as may be required by law.

6.       Future Amendments of Charter and By-laws.

         The Issuer shall file with NST certified copies of all amendments to its articles of incorporation or by-laws made after the date of creation of the agency. (See paragraph 9)

7.       Instructions, Opinions of Counsel and Signatures.

         At any time NST shall apply to an officer of the Issuer for instructions, and may consult counsel for the Issuer or its own counsel, in respect of any matters arising in connection with the agency, and it shall not be liable for any action taken or omitted by it in good faith in accordance with such instructions or with the advice or opinion of such counsel. NST shall be protected in acting upon any paper or document believed by it to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Issuer. It shall also be protected in recognizing stock certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of the Issuer and the proper counter-signature of a Transfer Agent or Registrar, or if a Co-Transfer Agent or Co-Registrar.

8.       Papers subject to Approval of NST Counsel

         The acceptance of NST of its appointment as Agent and all documents filed in connection with such appointment and thereafter in connection with the agency, shall be subject to the approval of counsel for NST.

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9.       Certification of Documents

         The copy of the articles of incorporation o the Issuer and copies of all amendments thereto shall be certified by the Secretary of State (or other appropriate official) of the state of incorporation, and if such articles of incorporation and amendments are required by law to be filed also with a county or other officer or official body, a certificate of such filing shall appear on the certified copy 2submitted to NST. A copy of the order or consent of each governmental or regulatory authority required by law to the issuance of the stock shall be certified by the Secretary or Clerk (or other appropriate official) of such governmental or regulatory authority, under the seal of such authority. The copy of the by-laws and copies of all amendments thereto, and copies of certified resolutions of the Board of Directors of the Issuer, shall be certified by the Secretary or an Assistant Secretary (or other proper officer) of the Issuer under the corporate seal.

10.      Responsibility.

         The Issuer assumes full responsibility and will indemnify NST and save it harmless from and against any and all actions or suits, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of the agency relationship, where NST has acted in good faith and with due diligence and without negligence. NST shall not be under any obligation to prosecute any action or suit in respect of the agency relationship, which, in its sole judgment, may involve it in expense or liability. In any action or suit the Issuer shall, as often as requested, furnish NST with satisfactory indemnity against any expense or liability growing out of such action or suit by or against NST in its agency capacity.

11.      Records.

         NST will maintain appropriate records in connection with its agency.

12.      Disposition of Books, Records, and Canceled Certificates.

         NST will send periodically to the Issuer, all books, documents and all records no longer deemed needed for current purposes, or required by law and, when acting as Transfer Agent, stock certificates which have been canceled in transfer or exchange, such books, documents, records and stock certificates upon retention of such records to comply with all record keeping requirements set forth by Federal or State laws, to be safely stored for future reference.

13.      Resignation or Removal.

         NST may resign as Agent at any time by giving written notice of such resignation to the Issuer, at its last known address, and thereupon its duties as Agent shall cease. NST may be removed as Agent at any time by resolution of the Board of Directors of the Issuer. Upon resignation or removal, NST may, to the extent permitted by law, deliver to its successor or to the Issuer its records as agent upon payment of fees established in paragraph 25.

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14.      Original Issue of Stock.

         NST will make original issues of stock upon the written request of an officer of the Issuer and upon being furnished with a certified copy of a resolution of the Board of Directors authorizing such original issue, an opinion of counsel as outlined in paragraph 1(c) and (h), supra and necessary funds for the payment of any applicable tax. If the stock is listed on a stock exchange, the requirements of such exchange must be met.

15.      Transfer of Stock.

         Shares of stock will be transferred and new certificates issued in transfer upon the surrender of the old certificates in form deemed by NST properly endorsed for transfer, accompanied by such documents as NST may deem necessary to evidence the authority of the person making the transfer, and bearing satisfactory evidence of the payment of stock transfer taxes. In the case of small estates, where no administration is contemplated, NST will, under a surety company bond of indemnity acceptable to it and its counsel, and, without further approval of the Issuer, transfer shares of stock registered in the name of a decedent where the current market value of the stock being transferred does not exceed $3,500. NST reserves the right to refuse to transfer shares until it is satisfied that the endorsement on the certificate is valid and genuine, and for that purpose it may require a guaranty of signature by a member firm of an acceptable Stock Exchange or by a bank or trust company acceptable to NST. NST also reserves the right to refuse to transfer shares until it is satisfied that the requested transfer is legally authorized, and it shall incur no liability for the refusal in good faith to make transfers which it, it its judgment, deems improper or unauthorized. NST may, in effecting transfers, rely upon Simplification Acts or the Uniform Commercial Code, which in the opinion of counsel protect it, and the Issuer in not requiring complete documentation.

16.      Delivery of Stock Certificates by Mail.

         When mail is used for delivery of stock certificates NST will forward stock certificates in "non-negotiable" form by first class mail and stock certificates in "negotiable" form by registered mail, all such mail deliveries to be covered while in transit by insurance arranged for by NST, as Agent.

17.      Replacement of Stock Certificates.

         NST may issue new certificates in place of certificates represented to have been lost, stolen, seized or destroyed upon receiving instructions from the Issuer and indemnity satisfactory to NST and the Issuer, and may issue a new certificate in exchange for, and upon surrender of, an identifiable mutilated certificate. Such instructions from the Issuer shall be in such form as has been approved by the Board of Directors of the Issuer and shall be in accordance with the provisions of law or of the by-laws of the Issuer in governing such matters.

18.      Unclaimed and Undelivered Stock Certificates.

         Where a stock certificate, for any reason, is in the possession of NST and has not been claimed by the registered holder or cannot be delivered to the registered holder, through usual channels, NST shall, after the expiration of three years from the date said certificate was issued, return said certificate to Issuer to be held by the Issuer for the registered holder or transferred in accordance with applicable laws.

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19.      Scrip Certificates.

         NST will issue, transfer and split up scrip certificates and will issue a certificate representing a full share of stock upon the surrender of scrip certificates representing one full share, after having received written instructions from an officer of the Issuer and such other documents as NST may deem necessary.

20.      Subscription Warrants, Stock Dividends, Exchanges, Split Ups and
         Conversions.

         NST will issue and mail subscription warrants, certificates representing stock dividends, exchanges or split ups, or act as Conversion Agent upon receiving written instructions from an officer of the Issuer and such other documents as NST may deem necessary.

21.      Stockholder Lists.

         NST will supply a stockholders list to the Issuer for its annual meeting or for any other purpose upon receiving written instructions from an officer of the Issuer.

22.      Communications to Stockholders.

         Upon the written instructions of an officer of the Issuer, NST will address and mail appropriate corporate communications to stockholders.

23.      Inspection of Stock Books.

         In case of any request or demand for the inspection of the stock books of the Issuer, NST will endeavor to notify the Issuer and to secure instructions as to permitting or refusing such inspections. NST reserves the right, however, to exhibit the stock books to any person in case it is advised by its counsel that it may be held liable for the failure to exhibit the stock books to such person.

24. Registration or Original Issue of Stock Certificates, Registration in Transfer, Replacement of Stock Certificates, and Scrip Certificates.

         NST will register original issues of stock upon transfer by it; certificates of stock will be registered upon transfer of certificates theretofore issued for a like amount of stock; NST may register new certificates in place of certificates represented to be lost, stolen, seized or destroyed upon transfer, and may register a new certificate upon the surrender and cancellation of an identifiable mutilated certificate upon transfer; NST will register a certificate representing a full share of stock upon the surrender of scrip certificates representing one full share, after having been transferred.

25.      Billing

         The Company agrees to pay all amounts due to Agent under this contract within 30 days of billing. Company specifically agrees that Agent may, at its option, refuse to make any transfers of Company's securities until past due accounts have been paid.

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26.      Fees and Closing Costs

         It is understood and agreed by the parties that NST's set-up fee of $5.00 per shareholder are being deferred until such time as NST or Issuer terminates their agreement. Upon termination of this agreement, NST shall deliver to Issuer the books and records and such reports as shall be requested by Issuer upon payment of NST's closing costs of $1,500.00 plus $5.00 per each shareholder. Closing payment is to be made by certified check, money order, wire transfer or other certified funds. These fees may be adjusted to reflect the current rate at any time.

27.      Lost Securityholders

         It is understood and agreed by the parties that NST will utilize search firms to conduct searches for lost securityholders as required by Rule 17Ad-17 (effective date December 8, 1997). The cost of conducting these searches, as required, will be paid by the issuer.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the date herein above set forth.

                                           TRANSFER AGENT and REGISTRAR


                                           /s/Roger Greer
                                           -------------------------------------
                                           National Stock Transfer, Inc.

                                           ISSUER   Edgetech International, Inc

                                           By: /s/ Lev Parnas
                                               ---------------------------------
                                               Its: Lev Parnas, President

WITNESS:


/s/ Christina Bolbirer
----------------------


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